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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 18, 2004

                              PARK CITY GROUP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its chapter)

            NEVADA                        0003718                37-1454128
-----------------------------         --------------         -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                 File Number)         Identification No.)

                333 Main Street #300
                   Park City, UT                          84060
            -----------------------------               ----------
            (Principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (435) 649-2221

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 12. Results of Operations and Financial Condition.

On February 18, 2004, Park City Group, Inc. issued a press release announcing its net income of $239,000 for the quarter ended December 31, 2003 and gave the details for participating in an earnings call to discuss the second quarter results and the Company's prospects. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference into this Item 9. The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PARK CITY GROUP, INC.
                                            (Registrant)


Date: February 19, 2004                     /s/ Randall K. Fields
                                            ------------------------------------
                                            Randall K. Fields, President and CEO